UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2021

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 27, 2021, Staffing 360 Solutions, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s 2021 Omnibus Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock available for issuance pursuant to awards under the 2021 Plan by an additional 3,000,000 shares, to a total of 5,000,000 shares of our common stock (the “Plan Amendment”).

For more information about the Plan Amendment and the 2021 Plan, see the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on November 29, 2021 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The description of the Plan Amendment above and such portions of the Company’s Proxy Statement are qualified in their entirety by reference to the full text of the Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders also approved (i) an amendment to the Amended and Restated Certificate of Incorporation of the Company (as amended to date, the “Charter”) to effect an increase to its number of shares of authorized common stock, par value $0.00001 (the “Common Stock”) from 40,000,000 to 200,000,000 and to make a corresponding change to the number of authorized shares of capital stock of the Company (the “Authorized Share Increase Amendment”) and (ii) an amendment to the Charter such that further increases to the number of shares of authorized Common Stock need not be subject to a class vote pursuant to section 242(b)(2) of the Delaware General Corporation Law (the “242(b)(2) Opt-Out Amendment”).

On December 27, 2021, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect the Authorized Share Increase Amendment and the 242(b)(2) Opt-Out Amendment.

For more information about the Authorized Share Increase Amendment and the 242(b)(2) Opt-Out Amendment, see the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. The final voting results are as follows:

1.	To approve the Authorized Share Increase Amendment.

For	Against	Abstain
9,423,431	2,109,357	19,700

2.	To approve the 242(b)(2) Opt-Out Amendment.

For	Against	Abstain
9,334,261	2,189,333	28,894

3.	To approve the Plan Amendment.

For	Against	Abstain	Broker non-votes
7,125,016	1,138,773	25,761	3,262,938

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company as filed on December 27, 2021 with the Secretary of State of the State of Delaware
10.1	Amendment to the 2021 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2021	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman, President and Chief Executive Officer